Exhibit 28 (e) under Form N-1A
Exhibit 1 under Item 601/Reg. S-K

6/29/20 – Name changed to Federated Hermes Equity Funds.

FEDERATED EQUITY FUNDS

(formerly, Federated Growth Trust)

DISTRIBUTOR’S CONTRACT

AGREEMENT made this June 1, 1995 by and between Federated Equity Fund (formerly, Federated Growth Trust) (the “Trust”), a Massachusetts business trust, and FEDERATED SECURITIES CORP. (“FSC”), a Pennsylvania Corporation.

In consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:

1.       The Trust hereby appoints FSC as its agent to sell and distribute shares of the Trust which may be offered in one or more series (the “Funds”) consisting of one or more classes (the “Classes”) of shares (the “Shares”), as described and set forth on one or more exhibits to this Agreement, at the current offering price thereof as described and set forth in the current Prospectus of the Trust. FSC hereby accepts such appointment and agrees to provide such other services for the Trust, if any, and accept such compensation from the Trust, if any, as set forth in the applicable exhibits to this Agreement.

2.       The sale of any Shares may be suspended without prior notice whenever in the judgment of the Trust it is in its best interest to do so.

3.       Neither FSC nor any other person is authorized by the Trust to give any information or to make any representation relative to any Shares other than those contained in the Registration Statement, Prospectuses, or Statements of Additional Information (“SAIs”) filed with the Securities and Exchange Commission, as the same may be amended from time to time, or in any supplemental information to said Prospectuses or SAIs approved by the Trust. FSC agrees that any other information or representations other than those specified above which it or any dealer or other person who purchases Shares through FSC may make in connection with the offer or sale of Shares, shall be made entirely without liability on the part of the Trust. No person or dealer, other than FSC, is authorized to act as agent for the Trust for any purpose. FSC agrees that in offering or selling Shares as agent of the Trust, it will, in all respects, duly conform to all applicable state and federal laws and the rules and regulations of the National Association of Securities Dealers, Inc., including its Rules of Fair Practice. FSC shall submit to the Trust copies of all sales literature before using the same and will not use such sales literature if disapproved by the Trust.

4.       This Agreement is effective with respect to each Class as of the date of execution of the applicable exhibit and shall continue in effect with respect to each Class presently set forth on an exhibit and any subsequent Classes added pursuant to an exhibit during the initial term of this Agreement for one year from the date set forth above, and thereafter for successive periods of one year if such continuance is approved at least annually by the Trustees of the Trust including a majority of the member of the Board of Trustees of the Trust who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of any Distribution Plan relating to the Trust or in any related documents to such Plan (“Disinterested Trustees”) cast in person at a meeting called for that purpose. If a Class is added after the first annual approved by the Trustees as described above, this Agreement will be effective as to that Class upon execution of the applicable exhibit and will continue in effect until the next annual approval of this Agreement by the Trustees and thereafter for successive periods of one year, subject to approval as described above.

5.       This Agreement may be terminated with regard to a particular Fund or Class at any time, without the payment of any penalty, by the vote of a majority of the Disinterested Trustees or by a majority of the outstanding voting securities of the particular Fund or Class on not more than sixty (60) days’ written notice to any other party to this Agreement. This Agreement may be terminated with regard to a particular Fund or Class by FSC on sixty (60) days’ written notice to the Trust.

6.       This Agreement may not be assigned by FSC and shall automatically terminate in the event of an assignment by FSC as defined in the Investment Company Act of 1940, as amended, provided, however, that FSC may employ such other person, persons, corporation or corporations as it shall determine in order to assist it in carrying out its duties under this Agreement.

7.       FSC shall not be liable to the Trust for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed by this Agreement.

8.       This Agreement may be amended at any time by mutual agreement in writing of all the parties hereto, provided that such amendment is approved by the Trustees of the Trust including a majority of the Disinterested Trustees of the Trust cast in person at a meeting called for that purpose.

9.       This Agreement shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.

10. (a) Subject to the conditions set forth below, the Trust agrees to indemnify and hold harmless FSC and each person, if any, who controls FSC within the meaning of Section 15 of the Securities Act of 1933 and Section 20 of the Securities Act of 1934, as amended, against any and all loss, liability, claim, damage and expense whatsoever (including but not limited to any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectuses or SAIs (as from time to time amended or supplemented) or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon and in conformity with written information furnished to the Trust about FSC by or on behalf of FSC expressly for the use in the Registration Statement, any Prospectuses and SAIs or any amendment or supplement thereof.

If any action is brought against FSC or any controlling person thereof with respect to which indemnity may be sought against the Trust pursuant to the foregoing paragraph, FSC shall promptly notify the Trust in writing of the institution of such action and the Trust shall assume the defense of such action, including the employment of counsel selected by the Trust and payment of expenses. FSC or any such controlling person thereof shall have the right to employ separate counsel in any such case, but the fees and expenses of such counsel shall be at the expense of FSC or such controlling person unless the employment of such counsel shall have been authorized in writing by the Trust in connection with the defense of such action or the Trust shall not have employed counsel to have charge of the defense of such action, in any of which events such fees and expenses shall be borne by the Trust. Anything in this paragraph to the contrary notwithstanding, the Trust shall not be liable for any settlement of any such claim of action effected without its written consent. The Trust agrees promptly to notify FSC of the commencement of any litigation or proceedings against the Trust or any of its officers or Trustees or controlling persons in connection with the issue and sale of Shares or in connection with the Registration Statement, Prospectuses, or SAIs.

(b)       FSC agrees to indemnify and hold harmless the Trust, each of its Trustees, each of its officers who have signed the Registration Statement and each other person, if any, who controls the Trust within the meaning of Section 15 of the Securities Act of 1933, but only with respect to statements or omissions, if any, made in the Registration Statement or any Prospectus, SAI, or any amendment or supplement thereof in reliance upon, and in conformity with, information furnished to the Trust about FSC by or on behalf of FSC expressly for use in the Registration Statement or any Prospectus, SAI, or any amendment or supplement thereof. In case any action shall be brought against the Trust or any other person so indemnified based on the Registration Statement or any Prospectus, SAI, or any amendment or supplement thereof, and with respect to which indemnity may be sought against FSC, FSC shall have the rights and duties given to the Trust, and the Trust shall have the rights and duties given to the Trust, and the Trust and each other person so indemnified shall have the rights and duties given to FSC by the provisions of subsection (a) above.

(c)       Nothing herein contained shall be deemed to protect any person against liability to the Trust or its shareholders to which such person would otherwise be subject be reason of willful misfeasance, bad faith or gross negligence in the performance of the duties of such person or by reason of the reckless disregard by such person of the obligations and duties of such person under this Agreement.

(d)       Insofar as indemnification for liabilities may be permitted pursuant to Section 17 of the Investment Company Act of 1940, as amended, for Trustees, officers, FSC and controlling persons of the Trust by the Trust pursuant to this Agreement, the Trust is aware of the position of the Securities and Exchange Commission as set forth in the Investment Company Act Release No. IC-11330. Therefore, the Trust undertakes that in addition to complying with the applicable provisions of this Agreement, in the absence of a final decision on the merits by a court or other body before which the proceeding was brought, that an indemnification payment will not be made unless in the absence of such a decision, a reasonable determination based upon factual review has been made (i) by a majority vote of a quorum of non-party Disinterested Trustees, or (ii) by independent legal counsel in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence or reckless disregard of duties. The Trust further undertakes that advancement of expenses incurred in the defense of a proceeding (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) against an office, Trustees, FSC or controlling person of the Trust will not be made absent the fulfillment of at least one of the following conditions: (i) the indemnitee provides security for his undertaking; (ii) the Trust is insured against losses arising by reason of any lawful advances; or (iii) a majority of a quorum of non-party Disinterested Trustees or independent legal counsel in a written opinion makes a factual determination that there is reason to believe the indemnitee will be entitled to indemnification.

11.       FSC is hereby expressly put on notice of the limitation of liability as set forth in the Declaration of Trust and agrees that the obligations assumed by the Trust pursuant to this Agreement shall be limited in any case to the Trust and its assets and FSC shall not seek satisfaction of any such obligation from the shareholders of the Trust, the Trustees, officers, employees or agents of the Trust, or any of them.

12.       If at any time the Shares of any Fund are offered in two or more Classes, FSC agrees to adopt compliance standards as to when a class of shares may be sold to particular investors.

13.       This Agreement will become binding on the parties hereto upon the execution of the attached exhibits to this Agreement.

6/29/20 – Name changed to Federated Hermes Kaufmann Fund

5/17/02 - Merged into Federated Kaufmann Fund

8/31/01 - Name changed to Federated Kaufmann Small Cap Fund

Exhibit A

to the

Distributor’s Contract

FEDERATED EQUITY FUNDS

(Formerly, Federated Growth Trust)

Federated Small Cap Strategies Fund

Class A Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated June 1, 1995, between Federated Equity Fund (formerly, Federated Growth Trust) and Federated Securities Corp. with respect to the Class of shares set forth above.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class (“Shares”). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed as the annual rate of .25 of 1% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated June 1, 1995 between Federated Equity Funds (formerly, Federated Growth Trust) and Federated Securities Corp., Federated Equity Funds (formerly, Federated Growth Trust) executes and delivers this Exhibit on behalf of the Federated Small Cap Strategies Fund, and with respect to the Class A Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of June, 1995.

ATTEST:	Federated Equity Funds
(formerly, Federated Growth Trust)

/s/ John W. McGonigle	By: /s/ Glen R. Johnson
Secretary	President
(SEAL)

ATTEST:	Federated Securities Corp.

/s/ Byron F. Bowman	By: /s/ Edward C. Gonzales
Secretary	Executive Vice President
(SEAL)

10/24/97 - Exhibit superseded by Class B Shares document

Exhibit B

to the

Distributor’s Contract

FEDERATED EQUITY FUNDS

(Formerly, Federated Growth Trust)

Federated Small Cap Strategies Fund

Class B Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated June 1, 1995, between Federated Equity Fund (formerly, Federated Growth Trust) and Federated Securities Corp. with respect to the Class of shares set forth above.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class (“Shares”). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed as the annual rate of .75 of 1% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated June 1, 1995 between Federated Equity Funds (formerly, Federated Growth Trust) and Federated Securities Corp., Federated Equity Funds (formerly, Federated Growth Trust) executes and delivers this Exhibit on behalf of the Federated Small Cap Strategies Fund, and with respect to the Class B Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of June, 1995.

ATTEST:	Federated Equity Funds
(formerly, Federated Growth Trust)

/s/ John W. McGonigle	By: /s/ Glen R. Johnson
Secretary	President
(SEAL)

ATTEST:	Federated Securities Corp.

/s/ Byron F. Bowman	By: /s/ Edward C. Gonzales
Secretary	Executive Vice President
(SEAL)

6/29/20 – Name changed to Federated Hermes Kaufmann Fund

5/17/02 - Merged into Federated Kaufmann Fund

8/31/01 - Name changed to Federated Kaufmann Small Cap Fund

Exhibit C

to the

Distributor’s Contract

FEDERATED EQUITY FUNDS

(Formerly, Federated Growth Trust)

Federated Small Cap Strategies Fund

Class C Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated June 1, 1995, between Federated Equity Fund (formerly, Federated Growth Trust) and Federated Securities Corp. with respect to the Class of shares set forth above.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class (“Shares”). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed as the annual rate of .75 of 1% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated June 1, 1995 between Federated Equity Funds (formerly, Federated Growth Trust) and Federated Securities Corp., Federated Equity Funds (formerly, Federated Growth Trust) executes and delivers this Exhibit on behalf of the Federated Small Cap Strategies Fund, and with respect to the Class C Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of June, 1995.

ATTEST:	Federated Equity Funds
(formerly, Federated Growth Trust)

/s/ John W. McGonigle	By: /s/ Glen R. Johnson
Secretary	President
(SEAL)

ATTEST:	Federated Securities Corp.

/s/ Byron F. Bowman	By: /s/ Edward C. Gonzales
Secretary	Executive Vice President
(SEAL)

6/29/20- Name changed to Federated Hermes MDT Mid-Cap Growth Fund.

12/29/16-Federated Mid-Cap Growth Strategies Fund name changed to Federated MDT Mid-Cap Growth Fund.

1/18/13 – Name changed to Federated MDT Mid-Cap Growth Strategies Fund

6/30/04 - Name changed to Federated Mid-Cap Growth Strategies

Exhibit D

to the

Distributor’s Contract

FEDERATED EQUITY FUNDS

(Formerly, Federated Growth Trust)

Federated Growth Strategies Fund

Class A Shares

In consideration of the mutual covenants set forth in the Distributor’s Contract dated June 1, 1995 between Federated Equity Funds (formerly, Federated Growth Trust) and Federated Securities Corp., Federated Equity Funds (formerly, Federated Growth Trust) executes and delivers this Exhibit with respect to the Class A Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of June, 1995.

ATTEST:	Federated Equity Funds
(formerly, Federated Growth Trust)

/s/ John W. McGonigle	By: /s/ Glen R. Johnson
Secretary	President
(SEAL)

ATTEST:	Federated Securities Corp.

/s/ Byron F. Bowman	By: /s/ Edward C. Gonzales
Secretary	Executive Vice President
(SEAL)

10/24/97 - Exhibit superseded by Class B Shares document

Exhibit E

to the

Distributor’s Contract

FEDERATED EQUITY FUNDS

(Formerly, Federated Growth Trust)

Federated Growth Strategies Fund

Class B Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated June 1, 1995, between Federated Equity Fund (formerly, Federated Growth Trust) and Federated Securities Corp. with respect to the Class of shares set forth above.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class (“Shares”). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed as the annual rate of .75 of 1% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated June 1, 1995 between Federated Equity Funds (formerly, Federated Growth Trust) and Federated Securities Corp., Federated Equity Funds (formerly, Federated Growth Trust) executes and delivers this Exhibit with respect to the Class B Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of June, 1995.

ATTEST:	Federated Equity Funds
(formerly, Federated Growth Trust)

/s/ John W. McGonigle	By: /s/ Glen R. Johnson
Secretary	President
(SEAL)

ATTEST:	Federated Securities Corp.

/s/ Byron F. Bowman	By: /s/ Edward C. Gonzales
Secretary	Executive Vice President
(SEAL)

6/29/20- Name changed to Federated Hermes MDT Mid-Cap Growth Fund.

12/29/16-Federated Mid-Cap Growth Strategies Fund name changed to Federated MDT Mid-Cap Growth Fund.

1/18/13 – Name changed to Federated MDT Mid-Cap Growth Strategies Fund

6/30/04 - Name changed to Federated Mid-Cap Growth Strategies

Exhibit F

to the

Distributor’s Contract

FEDERATED EQUITY FUNDS

(Formerly, Federated Growth Trust)

Federated Growth Strategies Fund

Class C Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated June 1, 1995, between Federated Equity Fund (formerly, Federated Growth Trust) and Federated Securities Corp. with respect to the Class of shares set forth above.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class (“Shares”). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed as the annual rate of .75 of 1% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated June 1, 1995 between Federated Equity Funds (formerly, Federated Growth Trust) and Federated Securities Corp., Federated Equity Funds (formerly, Federated Growth Trust) executes and delivers this Exhibit with respect to the Class C Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of June, 1995.

ATTEST:	Federated Equity Funds
(formerly, Federated Growth Trust)

/s/ John W. McGonigle	By: /s/ Glen R. Johnson
Secretary	President
(SEAL)

ATTEST:	Federated Securities Corp.

/s/ Byron F. Bowman	By: /s/ Edward C. Gonzales
Secretary	Executive Vice President
(SEAL)

12/1/07 - See Amendment #1 to Exhibit G

Exhibit G

to the

Distributor’s Contract

FEDERATED EQUITY FUNDS

Federated Capital Appreciation Fund

Class A Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated June 1, 1995, between Federated Equity Fund and Federated Securities Corp. with respect to the Class of shares set forth above.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class (“Shares”). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed as the annual rate of .25 of 1% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated June 1, 1995 between Federated Equity Funds and Federated Securities Corp., Federated Equity Funds executes and delivers this Exhibit with respect to the Class A Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of September, 1995.

ATTEST:	Federated Equity Funds

/s/ John W. McGonigle	By: /s/ Glen R. Johnson
Secretary	President
(SEAL)

ATTEST:	Federated Securities Corp.

/s/ Byron F. Bowman	By: /s/ Edward C. Gonzales
Secretary	Executive Vice President
(SEAL)

4/19/13 – Reorganized into Federated Equity Income Fund, Inc.

Amendment #1 to Exhibit G

to the

Distributor’s Contract

FEDERATED EQUITY FUNDS

Federated Capital Appreciation Fund

Class A Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated June 1, 1995, between Federated Equity Fund and Federated Securities Corp. with respect to the Class of shares set forth above.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class (“Shares”). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed as the annual rate of .05 of 1% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated June 1, 1995 between Federated Equity Funds and Federated Securities Corp., Federated Equity Funds executes and delivers this Exhibit with respect to the Class A Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of December, 2007.

Federated Equity Funds

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

Federated Securities Corp.

By: /s/ Thomas E. Territ

Name: Thomas E. Territ

Title: President

10/24/97 - Exhibit superseded by Class B Shares document

Exhibit H

to the

Distributor’s Contract

FEDERATED EQUITY FUNDS

Federated Capital Appreciation Fund

Class B Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated June 1, 1995, between Federated Equity Fund and Federated Securities Corp. with respect to the Class of shares set forth above.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class (“Shares”). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed as the annual rate of .75 of 1% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated June 1, 1995 between Federated Equity Funds and Federated Securities Corp., Federated Equity Funds executes and delivers this Exhibit with respect to the Class B Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of September, 1995.

ATTEST:	Federated Equity Funds

/s/ John W. McGonigle	By: /s/ Glen R. Johnson
Secretary	President
(SEAL)

ATTEST:	Federated Securities Corp.

/s/ Byron F. Bowman	By: /s/ Edward C. Gonzales
Secretary	Executive Vice President
(SEAL)

4/19/13 – Reorganized into Federated Equity Income Fund, Inc.

Exhibit I

to the

Distributor’s Contract

FEDERATED EQUITY FUNDS

Federated Capital Appreciation Fund

Class C Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated June 1, 1995, between Federated Equity Fund and Federated Securities Corp. with respect to the Class of shares set forth above.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class (“Shares”). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed as the annual rate of .75 of 1% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated June 1, 1995 between Federated Equity Funds and Federated Securities Corp., Federated Equity Funds executes and delivers this Exhibit with respect to the Class C Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of September, 1995.

ATTEST:	Federated Equity Funds

/s/ John W. McGonigle	By: /s/ Glen R. Johnson
Secretary	President
(SEAL)

ATTEST:	Federated Securities Corp.

/s/ Byron F. Bowman	By: /s/ Edward C. Gonzales
Secretary	Executive Vice President
(SEAL)

5/17/02 - Merged into Federated Kaufmann Fund

Exhibit J

to the

Distributor’s Contract

FEDERATED EQUITY FUNDS

Federated Aggressive Growth Fund

Class A Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated June 1, 1995, between Federated Equity Fund and Federated Securities Corp. with respect to the Class of shares set forth above.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class (“Shares”). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed as the annual rate of .25 of 1% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated June 1, 1995 between Federated Equity Funds and Federated Securities Corp., Federated Equity Funds executes and delivers this Exhibit with respect to the Class A Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of December, 1996.

ATTEST:	Federated Equity Funds

/s/ John W. McGonigle	By: /s/ Glen R. Johnson
Secretary	President
(SEAL)

ATTEST:	Federated Securities Corp.

/s/ Byron F. Bowman	By: /s/ David M. Taylor
Secretary	Executive Vice President
(SEAL)

5/17/02 - Merged into Federated Kaufmann Fund

10/24/97 - Exhibit superseded by Class B Shares document

Exhibit K

to the

Distributor’s Contract

FEDERATED EQUITY FUNDS

Federated Aggressive Growth Fund

Class B Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated June 1, 1995, between Federated Equity Fund and Federated Securities Corp. with respect to the Class of shares set forth above.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class (“Shares”). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed as the annual rate of .75 of 1% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated June 1, 1995 between Federated Equity Funds and Federated Securities Corp., Federated Equity Funds executes and delivers this Exhibit with respect to the Class B Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of December, 1996.

ATTEST:	Federated Equity Funds

/s/ John W. McGonigle	By: /s/ Glen R. Johnson
Secretary	President
(SEAL)

ATTEST:	Federated Securities Corp.

/s/ Byron F. Bowman	By: /s/ David M. Taylor
Secretary	Executive Vice President
(SEAL)

5/17/02 - Merged into Federated Kaufmann Fund

Exhibit L

to the

Distributor’s Contract

FEDERATED EQUITY FUNDS

Federated Aggressive Growth Fund

Class C Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated June 1, 1995, between Federated Equity Funds and Federated Securities Corp. with respect to the Class of shares set forth above.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class (“Shares”). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed as the annual rate of .75 of 1% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated June 1, 1995 between Federated Equity Funds and Federated Securities Corp., Federated Equity Funds executes and delivers this Exhibit with respect to the Class C Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of December, 1996.

ATTEST:	Federated Equity Funds

/s/ John W. McGonigle	By: /s/ Glen R. Johnson
Secretary	President
(SEAL)

ATTEST:	Federated Securities Corp.

/s/ Byron F. Bowman	By: /s/ David M. Taylor
Secretary	Executive Vice President
(SEAL)

6/29/20 – Name changed to Federated Hermes MDT Large Cap Growth Fund..

6/22/07 - Merged into Federated MDT Large Cap Growth Fund – Class A Shares

Exhibit M

to the

Distributor’s Contract

FEDERATED EQUITY FUNDS

Federated Large Cap Growth Fund

Class A Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated June 1, 1995, between Federated Equity Fund and Federated Securities Corp. with respect to the Class of shares set forth above.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class (“Shares”). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed as the annual rate of .25 of 1% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated June 1, 1995 between Federated Equity Funds and Federated Securities Corp., Federated Equity Funds executes and delivers this Exhibit with respect to the Class A Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of December, 1998.

Federated Equity Funds

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: Executive Vice President

Federated Securities Corp.

By: /s/ David M. Taylor

Name: David M. Taylor

Title: Executive Vice President

6/29/20 –Name changed to Federated Hermes MDT Large Cap Growth Fund.

6/22/07 - Merged into Federated MDT Large Cap Growth Fund – Class C Shares

Exhibit N

to the

Distributor’s Contract

FEDERATED EQUITY FUNDS

Federated Large Cap Growth Fund

Class C Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated June 1, 1995, between Federated Equity Fund and Federated Securities Corp. with respect to the Class of shares set forth above.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class (“Shares”). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed as the annual rate of .75 of 1% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated June 1, 1995 between Federated Equity Funds and Federated Securities Corp., Federated Equity Funds executes and delivers this Exhibit with respect to the Class A Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of December, 1998.

Federated Equity Funds

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: Executive Vice President

Federated Securities Corp.

By: /s/ David M. Taylor

Name: David M. Taylor

Title: Executive Vice President

6/29/20 –Name changed to Federated Hermes MDT Small Cap Growth Fund.

3/1/08 – Merged into Federated MDT Small Cap Growth Fund (FMDTS)

12/31/03 - Name changed to Federated Technology Fund

Exhibit O

to the

Distributor’s Contract

FEDERATED EQUITY FUNDS

Federated Communications Technology Fund

Class A Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated June 1, 1995, between Federated Equity Funds and Federated Securities Corp. with respect to the Class of shares set forth above.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class (“Shares”). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed as the annual rate of .25 of 1% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated June 1, 1995 between Federated Equity Funds and Federated Securities Corp., Federated Equity Funds executes and delivers this Exhibit with respect to the Class A Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of September, 1999.

Federated Equity Funds

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: Executive Vice President

Federated Securities Corp.

By: /s/ David M. Taylor

Name: David M. Taylor

Title: Executive Vice President

6/29/20 – Name changed to Federated Hermes MDT Small Cap Growth Fund.

3/1/08 – Merged into Federated MDT Small Cap Growth Fund (FMDTS)

12/31/03 - Name changed to Federated Technology Fund

Exhibit P

to the

Distributor’s Contract

FEDERATED EQUITY FUNDS

Federated Communications Technology Fund

Class C Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated June 1, 1995, between Federated Equity Funds and Federated Securities Corp. with respect to the Class of shares set forth above.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class (“Shares”). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed as the annual rate of .75 of 1% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated June 1, 1995 between Federated Equity Funds and Federated Securities Corp., Federated Equity Funds executes and delivers this Exhibit with respect to the Class C Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of September, 1999.

Federated Equity Funds

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: Executive Vice President

Federated Securities Corp.

By: /s/ David M. Taylor

Name: David M. Taylor

Title: Executive Vice President

April 19, 2013 - Federated Capital Appreciation Fund merged into Federated Equity Income Fund, Inc.

4/5/02 - Merged into Federated Capital Appreciation Fund

Exhibit Q

to the

Distributor’s Contract

FEDERATED EQUITY FUNDS

Federated New Economy Fund

Class A Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated June 1, 1995, between Federated Equity Funds and Federated Securities Corp. with respect to the Class of shares set forth above.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class (“Shares”). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed as the annual rate of .25 of 1% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated June 1, 1995 between Federated Equity Funds and Federated Securities Corp., Federated Equity Funds executes and delivers this Exhibit with respect to the Class A Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of June, 2000.

Federated Equity Funds

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: Executive Vice President

Federated Securities Corp.

By: /s/ David M. Taylor

Name: David M. Taylor

Title: Executive Vice President

4/5/02 - Merged into Federated Capital Appreciation Fund

Exhibit R

to the

Distributor’s Contract

FEDERATED EQUITY FUNDS

Federated New Economy Fund

Class C Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated June 1, 1995, between Federated Equity Funds and Federated Securities Corp. with respect to the Class of shares set forth above.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class (“Shares”). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed as the annual rate of .75 of 1% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated June 1, 1995 between Federated Equity Funds and Federated Securities Corp., Federated Equity Funds executes and delivers this Exhibit with respect to the Class C Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of June, 2000.

Federated Equity Funds

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: Executive Vice President

Federated Securities Corp.

By: /s/ David M. Taylor

Name: David M. Taylor

Title: Executive Vice President

12/1/07 - See Amendment #1 to Exhibit S

Exhibit S

to the

Distributor’s Contract

FEDERATED EQUITY FUNDS

Federated Market Opportunity Fund

Class A Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated June 1, 1995, between Federated Equity Funds and Federated Securities Corp. with respect to the Class of shares set forth above.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class (“Shares”). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed as the annual rate of .25 of 1% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated June 1, 1995 between Federated Equity Funds and Federated Securities Corp., Federated Equity Funds executes and delivers this Exhibit with respect to the Class A Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 29th day of November, 2000.

Federated Equity Funds

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: Executive Vice President

Federated Securities Corp.

By: /s/ David M. Taylor

Name: David M. Taylor

Title: Executive Vice President

August 16, 2019. Federated Absolute Return Fund reorganized into Federated Global Allocation Fund.

12/31/12 – Name changed to Federated Absolute Return Fund

8/1/12 – Name changed to Federated Prudent Absolute Return Fund

Amendment #1 to Exhibit S

to the

Distributor’s Contract

FEDERATED EQUITY FUNDS

Federated Market Opportunity Fund

Class A Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated June 1, 1995, between Federated Equity Funds and Federated Securities Corp. with respect to the Class of shares set forth above.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class (“Shares”). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed as the annual rate of .05 of 1% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated June 1, 1995 between Federated Equity Funds and Federated Securities Corp., Federated Equity Funds executes and delivers this Exhibit with respect to the Class A Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of December, 2007.

Federated Equity Funds

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: Executive Vice President

Federated Securities Corp.

By: /s/ Thomas E. Territ

Name: Thomas E. Territ

Title: President

12/31/12 – Name changed to Federated Absolute Return Fund

8/1/12 – Name changed to Federated Prudent Absolute Return Fund

Exhibit T

to the

Distributor’s Contract

FEDERATED EQUITY FUNDS

Federated Market Opportunity Fund

Class C Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated June 1, 1995, between Federated Equity Funds and Federated Securities Corp. with respect to the Class of shares set forth above.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class (“Shares”). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed as the annual rate of .75 of 1% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated June 1, 1995 between Federated Equity Funds and Federated Securities Corp., Federated Equity Funds executes and delivers this Exhibit with respect to the Class C Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 29th day of November, 2000.

Federated Equity Funds

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: Executive Vice President

Federated Securities Corp.

By: /s/ David M. Taylor

Name: David M. Taylor

Title: Executive Vice President

6/29/20 –Name changed to Federated Hermes Kaufmann Fund.

12/31/10 – Class K Shares renamed Class R Shares

Exhibit U

to the

Distributor’s Contract

FEDERATED EQUITY FUNDS

Federated Kaufmann Fund

Class K Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated June 1, 1995, between Federated Equity Funds and Federated Securities Corp. with respect to the Class of shares set forth above.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class (“Shares”). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed as the annual rate of .50 of 1% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated June 1, 1995 between Federated Equity Funds and Federated Securities Corp., Federated Equity Funds executes and delivers this Exhibit with respect to the Class K Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of December, 2000.

Federated Equity Funds

By:/s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: Executive Vice President

Federated Securities Corp.

By: /s/ David M. Taylor

Name: David M. Taylor

Title: Executive Vice President

6/29/20 –Name changed to Federated Hermes Kaufmann Fund.

12/20/01 – Federated Large Cap Tech Fund merged into Federated Communications Technology Fund

Exhibit V

to the

Distributor’s Contract

FEDERATED EQUITY FUNDS

Federated Kaufmann Fund

~~Federated Large Cap Tech Fund~~

Class A Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated June 1, 1995, between Federated Equity Funds and Federated Securities Corp. with respect to the Class of shares set forth above.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class (“Shares”). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed as the annual rate of .25 of 1% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated June 1, 1995 between Federated Equity Funds and Federated Securities Corp., Federated Equity Funds executes and delivers this Exhibit with respect to the Class A Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of December, 2000.

Federated Equity Funds

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: Executive Vice President

Federated Securities Corp.

By: /s/ David M. Taylor

Name: David M. Taylor

Title: Executive Vice President

. 6/29/20 –Name changed to Federated Hermes Kaufmann Fund.

12/02/01 – Federated Large Cap Tech Fund merged into Federated Communications Technology Fund

Exhibit W

to the

Distributor’s Contract

FEDERATED EQUITY FUNDS

Federated Kaufmann Fund

~~Federated Large Cap Tech Fund~~

Class C Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated June 1, 1995, between Federated Equity Funds and Federated Securities Corp. with respect to the Class of shares set forth above.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class (“Shares”). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed as the annual rate of .75 of 1% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated June 1, 1995 between Federated Equity Funds and Federated Securities Corp., Federated Equity Funds executes and delivers this Exhibit with respect to the Class C Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of December, 2000.

Federated Equity Funds

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: Executive Vice President

Federated Securities Corp.

By: /s/ David M. Taylor

Name: David M. Taylor

Title: Executive Vice President

6/29/20 –Name change to Federated Hermes Kaufmann Small Cap Fund.

Exhibit X

to the

Distributor’s Contract

FEDERATED EQUITY FUNDS

Federated Kaufmann Small Cap Fund

Class A Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated June 1, 1995, between Federated Equity Funds and Federated Securities Corp. with respect to the Class of shares set forth above.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class (“Shares”). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed as the annual rate of .25 of 1% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated June 1, 1995 between Federated Equity Funds and Federated Securities Corp., Federated Equity Funds executes and delivers this Exhibit with respect to the Class A Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of December, 2002.

Federated Equity Funds

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

Federated Securities Corp.

By: /s/ James F. Getz

Name: James F. Getz

Title: President-Broker/Dealer

6/29/20 –Name change to Federated Hermes Kaufmann Small Cap Fund

Exhibit Y

to the

Distributor’s Contract

FEDERATED EQUITY FUNDS

Federated Kaufmann Small Cap Fund

Class C Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated June 1, 1995, between Federated Equity Funds and Federated Securities Corp. with respect to the Class of shares set forth above.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class (“Shares”). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed as the annual rate of .75 of 1% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated June 1, 1995 between Federated Equity Funds and Federated Securities Corp., Federated Equity Funds executes and delivers this Exhibit with respect to the Class C Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of December, 2002.

Federated Equity Funds

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

Federated Securities Corp.

By: /s/ James F. Getz

Name: James F. Getz

Title: President-Broker/Dealer

4/19/13 – Reorganized into Federated Equity Income Fund, Inc.

12/31/10 – Class K Shares renamed Class R Shares

Exhibit Z

to the

Distributor’s Contract

FEDERATED EQUITY FUNDS

Federated Capital Appreciation Fund

Class K Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated June 1, 1995, between Federated Equity Funds and Federated Securities Corp. with respect to the Class of Shares set forth above.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class (“Shares”). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed as the annual rate of .50 of 1% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated June 1, 1995 between Federated Equity Funds and Federated Securities Corp., Federated Equity Funds executes and delivers this Exhibit with respect to the Class K Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of March, 2003.

Federated Equity Funds

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

Federated Securities Corp.

By: /s/ James F. Getz

Name: James F. Getz

Title: President-Broker/Dealer

9/1/05 - Superseded by Exhibit DD

Exhibit AA

to the

Distributor’s Contract

FEDERATED EQUITY FUNDS

Federated Strategic Value Fund

Class A Shares

In consideration of the mutual covenants set forth in the Distributor’s Contract dated June 1, 1995 between Federated Equity Funds and Federated Securities Corp., Federated Equity Funds executes and delivers this Exhibit with respect to the Class A Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of December, 2004

Federated Equity Funds

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

Federated Securities Corp.

By: /s/ James F. Getz

Name: James F. Getz

Title: President-Broker/Dealer

6/29/20-Name changed to Federated Hermes Strategic Value Dividend Fund

6/30/10 – Name changed to Federated Strategic Value Dividend Fund

Exhibit BB

to the

Distributor’s Contract

FEDERATED EQUITY FUNDS

Federated Strategic Value Fund

Class C Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated June 1, 1995, between Federated Equity Funds and Federated Securities Corp. with respect to the Class of Shares set forth above.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class (“Shares”). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed as the annual rate of .75 of 1% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated June 1, 1995 between Federated Equity Funds and Federated Securities Corp., Federated Equity Funds executes and delivers this Exhibit with respect to the Class C Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of December, 2004.

Federated Equity Funds

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

Federated Securities Corp.

By: /s/ James F. Getz

Name: James F. Getz

Title: President-Broker/Dealer

6/29/20-Name changed to Federated Hermes Strategic Value Dividend Fund

6/30/10 – Name changed to Federated Strategic Value Dividend Fund.

Exhibit CC

to the

Distributor’s Contract

FEDERATED EQUITY FUNDS

Federated Strategic Value Fund

Institutional Shares

In consideration of the mutual covenants set forth in the Distributor’s Contract dated June 1, 1995 between Federated Equity Funds and Federated Securities Corp., Federated Equity Funds executes and delivers this Exhibit with respect to the Institutional Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of March, 2005.

Federated Equity Funds

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

Federated Securities Corp.

By: /s/ James F. Getz

Name: James F. Getz

Title: President-Broker/Dealer

12/1/07 - See Amendment #1 to Exhibit DD

Exhibit DD

to the

Distributor’s Contract

FEDERATED EQUITY FUNDS

Federated Strategic Value Fund

Class A Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated June 1, 1995, between Federated Equity Funds and Federated Securities Corp. with respect to the Class of Shares set forth above.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class (“Shares”). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed as the annual rate of .25 of 1% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated June 1, 1995 between Federated Equity Funds and Federated Securities Corp., Federated Equity Funds executes and delivers this Exhibit with respect to the Class A Shares of the Fund, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of September, 2005

Federated Equity Funds

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

Federated Securities Corp.

By: /s/ James F. Getz

Name: James F. Getz

Title: President-Broker/Dealer

6/29/20 –Name changed to Federated Hermes Strategic Value Dividend Fund.

6/30/10 – Name changed to Federated Strategic Value Dividend Fund

Amendment #1 to Exhibit DD

to the

Distributor’s Contract

FEDERATED EQUITY FUNDS

Federated Strategic Value Fund

Class A Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated June 1, 1995, between Federated Equity Funds and Federated Securities Corp. with respect to the Class of Shares set forth above.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class (“Shares”). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed as the annual rate of .05 of 1% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective

.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated June 1, 1995 between Federated Equity Funds and Federated Securities Corp., Federated Equity Funds executes and delivers this Exhibit with respect to the Class A Shares of the Fund, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of December, 2007.

Federated Equity Funds

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

Federated Securities Corp.

By: /s/ Thomas E. Territ

Name: Thomas E. Territ

Title: President

Fund never went effective – contracts rescinded

Exhibit EE

to the

Distributor’s Contract

FEDERATED EQUITY FUNDS

Federated Absolute Advantage Fund

Class A Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated June 1, 1995, between Federated Equity Funds and Federated Securities Corp. with respect to the Class of Shares set forth above.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class (“Shares”). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed as the annual rate of .25 of 1% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated June 1, 1995 between Federated Equity Funds and Federated Securities Corp., Federated Equity Funds executes and delivers this Exhibit with respect to the Class A Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of September, 2005

Federated Equity Funds

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

Federated Securities Corp.

By: /s/ James F. Getz

Name: James F. Getz

Title: President-Broker/Dealer

Fund never went effective – contracts rescinded

Exhibit FF

to the

Distributor’s Contract

FEDERATED EQUITY FUNDS

Federated Absolute Advantage Fund

Class C Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated June 1, 1995, between Federated Equity Funds and Federated Securities Corp. with respect to the Class of Shares set forth above.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class (“Shares”). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed as the annual rate of .75 of 1% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated June 1, 1995 between Federated Equity Funds and Federated Securities Corp., Federated Equity Funds executes and delivers this Exhibit with respect to the Class C Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of September, 2005.

Federated Equity Funds

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

Federated Securities Corp.

By: /s/ James F. Getz

Name: James F. Getz

Title: President-Broker/Dealer

6/29/20 –Name changed to Federated Hermes Kaufmann Small Cap Fund.

12/31/10 – Class K Shares renamed Class R Shares

Exhibit GG

to the

Distributor’s Contract

FEDERATED EQUITY FUNDS

Federated Kaufmann Small Cap Fund

Class K Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated June 1, 1995, between Federated Equity Funds and Federated Securities Corp. with respect to the Class of Shares set forth above.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class (“Shares”). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed as the annual rate of .50 of 1% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated June 1, 1995 between Federated Equity Funds and Federated Securities Corp., Federated Equity Funds executes and delivers this Exhibit with respect to the Class C Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of September, 2005.

Federated Equity Funds

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

Federated Securities Corp.

By: /s/ James F. Getz

Name: James F. Getz

Title: President-Broker/Dealer

6/29/20 –Name changed to Federated Hermes MDT Mid-Cap Growth Fund.

12/29/16-Name changed to Federated MDT Mid-Cap Growth Fund.

9/1/16 – Class R Shares converted to Class R6 Shares, Class R Shares terminated

1/18/13 – Name changed to Federated MDT Mid-Cap Growth Strategies Fund

12/31/10 – Class K Shares renamed Class R Shares

Exhibit HH

to the

Distributor’s Contract

FEDERATED EQUITY FUNDS

Federated Mid-Cap Growth Strategies Fund

Class K Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated June 1, 1995, between Federated Equity Funds and Federated Securities Corp. with respect to the Class of Shares set forth above.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class (“Shares”). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed as the annual rate of .50 of 1% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated June 1, 1995 between Federated Equity Funds and Federated Securities Corp., Federated Equity Funds executes and delivers this Exhibit with respect to the Class K Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of September, 2006.

Federated Equity Funds

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

Federated Securities Corp.

By: /s/ Thomas E. Territ

Name: Thomas E. Territ

Title: President

Name changed to Federated InterContinental Fund prior to effectiveness.

Exhibit II

to the

Distributor’s Contract

FEDERATED EQUITY FUNDS

Federated Atlas Fund

Institutional Shares

In consideration of the mutual covenants set forth in the Distributor’s Contract dated June 1, 1995 between Federated Equity Funds and Federated Securities Corp., Federated Equity Funds executes and delivers this Exhibit with respect to the Institutional Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of March, 2007.

Federated Equity Funds

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

Federated Securities Corp.

By: /s/ Thomas E. Territ

Name: Thomas E. Territ

Title: President

12/1/07 - See Amendment #1 to Exhibit JJ

Federated Atlas Fund changed its name to Federated Intercontinental Fund prior to effectiveness.

Exhibit JJ

to the

Distributor’s Contract

FEDERATED EQUITY FUNDS

Federated Atlas Fund

Class A Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated June 1, 1995, between Federated Equity Funds and Federated Securities Corp. with respect to the Class of Shares set forth above.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class (“Shares”). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed as the annual rate of .25 of 1% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated June 1, 1995 between Federated Equity Funds and Federated Securities Corp., Federated Equity Funds executes and delivers this Exhibit with respect to the Class A Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of March, 2007.

Federated Equity Funds

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

Federated Securities Corp.

By: /s/ Thomas E. Territ

Name: Thomas E. Territ

Title: President

August 25, 2017-Federated Intercontinental Fund merged into Federated International Leaders Fund.

Amendment #1 to Exhibit JJ

to the

Distributor’s Contract

FEDERATED EQUITY FUNDS

Federated InterContinental Fund

Class A Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated June 1, 1995, between Federated Equity Funds and Federated Securities Corp. with respect to the Class of Shares set forth above.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class (“Shares”). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed as the annual rate of .05 of 1% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated June 1, 1995 between Federated Equity Funds and Federated Securities Corp., Federated Equity Funds executes and delivers this Exhibit with respect to the Class A Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of December, 2007.

Federated Equity Funds

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

Federated Securities Corp.

By: /s/ Thomas E. Territ

Name: Thomas E. Territ

Title: President

Federated Atlas Fund changed its name to Federated Intercontinental Fund prior to effectiveness.

Exhibit KK

to the

Distributor’s Contract

FEDERATED EQUITY FUNDS

Federated Atlas Fund

Class C Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated June 1, 1995, between Federated Equity Funds and Federated Securities Corp. with respect to the Class of Shares set forth above.

1.                  The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class (“Shares”). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed as the annual rate of .75 of 1% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated June 1, 1995 between Federated Equity Funds and Federated Securities Corp., Federated Equity Funds executes and delivers this Exhibit with respect to the Class C Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of March, 2007.

Federated Equity Funds

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

Federated Securities Corp.

By: /s/ Thomas E. Territ

Name: Thomas E. Territ

Title: President

12/31/10 – Class K Shares renamed Class R Shares

Federated Atlas Fund changed its name to Federated Intercontinental Fund prior to effectiveness.

Exhibit LL

to the

Distributor’s Contract

FEDERATED EQUITY FUNDS

Federated Atlas Fund

Class K Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated June 1, 1995, between Federated Equity Funds and Federated Securities Corp. with respect to the Class of Shares set forth above.

1.                  The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class (“Shares”). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed as the annual rate of .50 of 1% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated June 1, 1995 between Federated Equity Funds and Federated Securities Corp., Federated Equity Funds executes and delivers this Exhibit with respect to the Class K Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of March, 2007.

Federated Equity Funds

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

Federated Securities Corp.

By: /s/ Thomas E. Territ

Name: Thomas E. Territ

Title: President

August 16, 2019. Federated Absolute Return Fund reorganized into Federated Global Allocation Fund.

12/31/12 – Name changed to Federated Absolute Return Fund

8/1/12 – Name changed to Federated Prudent Absolute Return Fund

Exhibit MM

to the

Distributor’s Contract

FEDERATED EQUITY FUNDS

Federated Market Opportunity Fund

Institutional Shares

In consideration of the mutual covenants set forth in the Distributor’s Contract dated June 1, 1995 between Federated Equity Funds and Federated Securities Corp., Federated Equity Funds executes and delivers this Exhibit with respect to the Institutional Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of June, 2007.

Federated Equity Funds

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

Federated Securities Corp.

By: /s/ Thomas E. Territ

Name: Thomas E. Territ

Title: President

4/19/13 – Reorganized into Federated Equity Income Fund, Inc. – Institutional Shares

Exhibit NN

to the

Distributor’s Contract

FEDERATED EQUITY FUNDS

Federated Capital Appreciation Fund

Institutional Shares

In consideration of the mutual covenants set forth in the Distributor’s Contract dated June 1, 1995 between Federated Equity Funds and Federated Securities Corp., Federated Equity Funds executes and delivers this Exhibit with respect to the Institutional Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of September, 2007.

Federated Equity Funds

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

Federated Securities Corp.

By: /s/ Thomas E. Territ

Name: Thomas E. Territ

Title: President

6/29/20 –Name changed to Federated Hermes Kaufmann Large Cap Fund.

Exhibit OO

to the

Distributor’s Contract

FEDERATED EQUITY FUNDS

Federated Kaufmann Large Cap Fund

Class A Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated June 1, 1995, between Federated Equity Funds and Federated Securities Corp. with respect to the Class of Shares set forth above.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class (“Shares”). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed as the annual rate of .25 of 1% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated June 1, 1995 between Federated Equity Funds and Federated Securities Corp., Federated Equity Funds executes and delivers this Exhibit with respect to the Class A Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 17th day of September, 2007.

Federated Equity Funds

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

Federated Securities Corp.

By: /s/ Thomas E. Territ

Name: Thomas E. Territ

Title: President

6/29/20 –Name changed to Federated Hermes Kaufmann Large Cap Fund.

Exhibit PP

to the

Distributor’s Contract

FEDERATED EQUITY FUNDS

Federated Kaufmann Large Cap Fund

Class C Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated June 1, 1995, between Federated Equity Funds and Federated Securities Corp. with respect to the Class of Shares set forth above.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class (“Shares”). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed as the annual rate of .75 of 1% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated June 1, 1995 between Federated Equity Funds and Federated Securities Corp., Federated Equity Funds executes and delivers this Exhibit with respect to the Class C Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 17th day of September, 2007.

Federated Equity Funds

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

Federated Securities Corp.

By: /s/ Thomas E. Territ

Name: Thomas E. Territ

Title: President

6/29/20 –Name changed to Federated Hermes Kaufmann Large Cap Fund.

12/31/10 – Class K Shares renamed Class R Shares

Exhibit QQ

to the

Distributor’s Contract

FEDERATED EQUITY FUNDS

Federated Kaufmann Large Cap Fund

Class K Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated June 1, 1995, between Federated Equity Funds and Federated Securities Corp. with respect to the Class of Shares set forth above.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class (“Shares”). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed as the annual rate of .50 of 1% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures

In consideration of the mutual covenants set forth in the Distributor’s Contract dated June 1, 1995 between Federated Equity Funds and Federated Securities Corp., Federated Equity Funds executes and delivers this Exhibit with respect to the Class K Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 17th day of September, 2007.

Federated Equity Funds

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

Federated Securities Corp.

By: /s/ Thomas E. Territ

Name: Thomas E. Territ

Title: President

6/29/20 –Name changed to Federated Hermes Kaufmann Large Cap Fund.

Exhibit RR

to the

Distributor’s Contract

FEDERATED EQUITY FUNDS

Federated Kaufmann Large Cap Fund

Institutional Shares

In consideration of the mutual covenants set forth in the Distributor’s Contract dated June 1, 1995 between Federated Equity Funds and Federated Securities Corp., Federated Equity Funds executes and delivers this Exhibit with respect to the Institutional Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 17th day of September, 2007.

Federated Equity Funds

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

Federated Securities Corp.

By: /s/ Thomas E. Territ

Name: Thomas E. Territ

Title: President

6/29/20- Name changed to Federated Hermes International Strategic Value Dividend Fund

3/31/10 – Name changed to Federated International Strategic Value Dividend Fund

Exhibit SS

to the

Distributor’s Contract

FEDERATED EQUITY FUNDS

Federated International Strategic Value Fund

Class A Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated June 1, 1995, between Federated Equity Funds and Federated Securities Corp. with respect to the Class of Shares set forth above.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class (“Shares”). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed as the annual rate of .05 of 1% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated June 1, 1995 between Federated Equity Funds and Federated Securities Corp., Federated Equity Funds executes and delivers this Exhibit with respect to the Class A Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of March, 2008.

Federated Equity Funds

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

Federated Securities Corp.

By: /s/ Thomas E. Territ

Name: Thomas E. Territ

Title: President

6/29/20- Name changed to Federated Hermes International Strategic Value Dividend Fund

3/31/10 – Name changed to Federated International Strategic Value Dividend Fund

Exhibit TT

to the

Distributor’s Contract

FEDERATED EQUITY FUNDS

Federated International Strategic Value Fund

Class C Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated June 1, 1995, between Federated Equity Funds and Federated Securities Corp. with respect to the Class of Shares set forth above.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class (“Shares”). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed as the annual rate of .75 of 1% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures

In consideration of the mutual covenants set forth in the Distributor’s Contract dated June 1, 1995 between Federated Equity Funds and Federated Securities Corp., Federated Equity Funds executes and delivers this Exhibit with respect to the Class C Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of March, 2008.

Federated Equity Funds

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

Federated Securities Corp.

By: /s/ Thomas E. Territ

Name: Thomas E. Territ

Title: President

6/29/20- Name changed to Federated Hermes International Strategic Value Dividend Fund

3/31/10 – Name changed to Federated International Strategic Value Dividend Fund

Exhibit UU

to the

Distributor’s Contract

FEDERATED EQUITY FUNDS

Federated International Strategic Value Fund

Institutional Shares

In consideration of the mutual covenants set forth in the Distributor’s Contract dated June 1, 1995 between Federated Equity Funds and Federated Securities Corp., Federated Equity Funds executes and delivers this Exhibit with respect to the Institutional Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of March, 2008.

Federated Equity Funds

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

Federated Securities Corp.

By: /s/ Thomas E. Territ

Name: Thomas E. Territ

Title: President

6/29/20-Name changed to Federated Hermes Prudent Bear Fund.

Exhibit VV

to the

Distributor’s Contract

FEDERATED EQUITY FUNDS

Federated Prudent Bear Fund

Institutional Shares

In consideration of the mutual covenants set forth in the Distributor’s Contract dated June 1, 1995 between Federated Equity Funds and Federated Securities Corp., Federated Equity Funds executes and delivers this Exhibit with respect to the Institutional Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of September, 2008.

Federated Equity Funds

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

Federated Securities Corp.

By: /s/ Thomas E. Territ

Name: Thomas E. Territ

Title: President

6/29/20-Name changed to Federated Hermes Prudent Bear Fund.

Exhibit WW

to the

Distributor’s Contract

FEDERATED EQUITY FUNDS

Federated Prudent Bear Fund

Class A Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated June 1, 1995, between Federated Equity Funds and Federated Securities Corp. with respect to the Class of Shares set forth above.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class (“Shares”). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed as the annual rate of .05 of 1% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures

In consideration of the mutual covenants set forth in the Distributor’s Contract dated June 1, 1995 between Federated Equity Funds and Federated Securities Corp., Federated Equity Funds executes and delivers this Exhibit with respect to the Class A Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of September, 2008.

Federated Equity Funds

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

Federated Securities Corp.

By: /s/ Thomas E. Territ

Name: Thomas E. Territ

Title: President

6/29/20-Name changed to Federated Hermes Prudent Bear Fund.

Exhibit XX

to the

Distributor’s Contract

FEDERATED EQUITY FUNDS

Federated Prudent Bear Fund

Class C Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated June 1, 1995, between Federated Equity Funds and Federated Securities Corp. with respect to the Class of Shares set forth above.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class (“Shares”). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed as the annual rate of .75 of 1% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures

In consideration of the mutual covenants set forth in the Distributor’s Contract dated June 1, 1995 between Federated Equity Funds and Federated Securities Corp., Federated Equity Funds executes and delivers this Exhibit with respect to the Class C Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of September, 2008.

Federated Equity Funds

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

Federated Securities Corp.

By: /s/ Thomas E. Territ

Name: Thomas E. Territ

Title: President

2/19/10 – Portfolio terminated

Exhibit YY

to the

Distributor’s Contract

FEDERATED EQUITY FUNDS

Federated Clover Mid Value Fund

Institutional Shares

In consideration of the mutual covenants set forth in the Distributor’s Contract dated June 1, 1995 between Federated Equity Funds and Federated Securities Corp., Federated Equity Funds executes and delivers this Exhibit with respect to the Institutional Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of December, 2008.

Federated Equity Funds

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

Federated Securities Corp.

By: /s/ Thomas E. Territ

Name: Thomas E. Territ

Title: President

2/19/10 – Portfolio terminated

Exhibit ZZ

to the

Distributor’s Contract

FEDERATED EQUITY FUNDS

Federated Clover Mid Value Fund

Class A Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated June 1, 1995, between Federated Equity Funds and Federated Securities Corp. with respect to the Class of Shares set forth above.

1.                  The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class (“Shares”). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed as the annual rate of .05 of 1% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures

In consideration of the mutual covenants set forth in the Distributor’s Contract dated June 1, 1995 between Federated Equity Funds and Federated Securities Corp., Federated Equity Funds executes and delivers this Exhibit with respect to the Class A Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of December, 2008.

Federated Equity Funds

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

Federated Securities Corp.

By: /s/ Thomas E. Territ

Name: Thomas E. Territ

Title: President

2/19/10 – Portfolio terminated

Exhibit AAA

to the

Distributor’s Contract

FEDERATED EQUITY FUNDS

Federated Clover Mid Value Fund

Class C Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated June 1, 1995, between Federated Equity Funds and Federated Securities Corp. with respect to the Class of Shares set forth above.

1.                  The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class (“Shares”). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed as the annual rate of .75 of 1% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures

In consideration of the mutual covenants set forth in the Distributor’s Contract dated June 1, 1995 between Federated Equity Funds and Federated Securities Corp., Federated Equity Funds executes and delivers this Exhibit with respect to the Class C Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of December, 2008.

Federated Equity Funds

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

Federated Securities Corp.

By: /s/ Thomas E. Territ

Name: Thomas E. Territ

Title: President

11/26/25- Name changes to Federated Hermes MDT Small Cap Value Fund.

6/29/20 – Name changed to Federated Hermes Clover Small Value Fund.

Exhibit BBB

to the

Distributor’s Contract

FEDERATED EQUITY FUNDS

Federated Clover Small Value Fund

Institutional Shares

In consideration of the mutual covenants set forth in the Distributor’s Contract dated June 1, 1995 between Federated Equity Funds and Federated Securities Corp., Federated Equity Funds executes and delivers this Exhibit with respect to the Institutional Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of December, 2008.

Federated Equity Funds

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

Federated Securities Corp.

By: /s/ Thomas E. Territ

Name: Thomas E. Territ

Title: President

11/26/25- Name changes to Federated Hermes MDT Small Cap Value Fund.

6/29/20 – Name changed to Federated Hermes Clover Small Value Fund.

Exhibit CCC

to the

Distributor’s Contract

FEDERATED EQUITY FUNDS

Federated Clover Small Value Fund

Class A Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated June 1, 1995, between Federated Equity Funds and Federated Securities Corp. with respect to the Class of Shares set forth above.

1.                  The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class (“Shares”). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed as the annual rate of .05 of 1% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures

In consideration of the mutual covenants set forth in the Distributor’s Contract dated June 1, 1995 between Federated Equity Funds and Federated Securities Corp., Federated Equity Funds executes and delivers this Exhibit with respect to the Class A Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of December, 2008.

Federated Equity Funds

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

Federated Securities Corp.

By: /s/ Thomas E. Territ

Name: Thomas E. Territ

Title: President

11/26/25- Name changes to Federated Hermes MDT Small Cap Value Fund.

6/29/20 – Name changed to Federated Hermes Clover Small Value Fund.

Exhibit DDD

to the

Distributor’s Contract

FEDERATED EQUITY FUNDS

Federated Clover Small Value Fund

Class C Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated June 1, 1995, between Federated Equity Funds and Federated Securities Corp. with respect to the Class of Shares set forth above.

1.                  The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class (“Shares”). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed as the annual rate of .75 of 1% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures

In consideration of the mutual covenants set forth in the Distributor’s Contract dated June 1, 1995 between Federated Equity Funds and Federated Securities Corp., Federated Equity Funds executes and delivers this Exhibit with respect to the Class C Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of December, 2008.

Federated Equity Funds

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

Federated Securities Corp.

By: /s/ Thomas E. Territ

Name: Thomas E. Territ

Title: President

December 8, 2017 - Removing Federated Clover Value Fund. (Reorganizing into the new FMLCV.)

Exhibit EEE

to the

Distributor’s Contract

FEDERATED EQUITY FUNDS

Federated Clover Value Fund

Institutional Shares

In consideration of the mutual covenants set forth in the Distributor’s Contract dated June 1, 1995 between Federated Equity Funds and Federated Securities Corp., Federated Equity Funds executes and delivers this Exhibit with respect to the Institutional Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of December, 2008.

Federated Equity Funds

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

Federated Securities Corp.

By: /s/ Thomas E. Territ

Name: Thomas E. Territ

Title: President

December 8, 2017 - Removing Federated Clover Value Fund. (Reorganizing into the new FMLCV.)

Exhibit FFF

to the

Distributor’s Contract

FEDERATED EQUITY FUNDS

Federated Clover Value Fund

Class A Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated June 1, 1995, between Federated Equity Funds and Federated Securities Corp. with respect to the Class of Shares set forth above.

1.                  The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class (“Shares”). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed as the annual rate of .05 of 1% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures

In consideration of the mutual covenants set forth in the Distributor’s Contract dated June 1, 1995 between Federated Equity Funds and Federated Securities Corp., Federated Equity Funds executes and delivers this Exhibit with respect to the Class A Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of December, 2008.

Federated Equity Funds

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

Federated Securities Corp.

By: /s/ Thomas E. Territ

Name: Thomas E. Territ

Title: President

December 8, 2017 - Removing Federated Clover Value Fund. (Reorganizing into the new FMLCV.)

Exhibit GGG

to the

Distributor’s Contract

FEDERATED EQUITY FUNDS

Federated Clover Value Fund

Class C Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated June 1, 1995, between Federated Equity Funds and Federated Securities Corp. with respect to the Class of Shares set forth above.

1.                  The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class (“Shares”). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed as the annual rate of .75 of 1% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures

In consideration of the mutual covenants set forth in the Distributor’s Contract dated June 1, 1995 between Federated Equity Funds and Federated Securities Corp., Federated Equity Funds executes and delivers this Exhibit with respect to the Class C Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of December, 2008.

Federated Equity Funds

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

Federated Securities Corp.

By: /s/ Thomas E. Territ

Name: Thomas E. Territ

Title: President

12/31/10 – Class K Shares renamed Class R Shares

Exhibit HHH

to the

Distributor’s Contract

FEDERATED EQUITY FUNDS

Federated Clover Value Fund

Class K Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated June 1, 1995, between Federated Equity Funds and Federated Securities Corp. with respect to the Class of Shares set forth above.

1.                  The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class (“Shares”). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed as the annual rate of .50 of 1% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures

In consideration of the mutual covenants set forth in the Distributor’s Contract dated June 1, 1995 between Federated Equity Funds and Federated Securities Corp., Federated Equity Funds executes and delivers this Exhibit with respect to the Class K Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of December, 2008.

Federated Equity Funds

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

Federated Securities Corp.

By: /s/ Thomas E. Territ

Name: Thomas E. Territ

Title: President

6/29/20- Name changed to Federated Hermes MDT Mid-Cap Growth Fund.

12/29/16-Federated Mid-Cap Growth Strategies Fund name changed to Federated MDT Mid-Cap Growth Fund.

1/18/13 – Name changed to Federated MDT Mid-Cap Growth Strategies Fund

Exhibit III

to the

Distributor’s Contract

FEDERATED EQUITY FUNDS

Federated Mid-Cap Growth Strategies Fund

Institutional Shares

In consideration of the mutual covenants set forth in the Distributor’s Contract dated June 1, 1995 between Federated Equity Funds and Federated Securities Corp., Federated Equity Funds executes and delivers this Exhibit with respect to the Institutional Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of December, 2009.

Federated Equity Funds

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

Federated Securities Corp.

By:/s/ Thomas E. Territ

Name: Thomas E. Territ

Title: President

7/17/17 – Fund liquidated.

4/28/14 – Name changed to Federated Emerging Markets Equity Fund

Exhibit JJJ

to the

Distributor’s Contract

FEDERATED EQUITY FUNDS

Federated Global Equity Fund

Class A Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated June 1, 1995, between Federated Equity Funds and Federated Securities Corp. with respect to the Class of Shares set forth above.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class (“Shares”). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed as the annual rate of .05 of 1% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures

In consideration of the mutual covenants set forth in the Distributor’s Contract dated June 1, 1995 between Federated Equity Funds and Federated Securities Corp., Federated Equity Funds executes and delivers this Exhibit with respect to the Class A Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of September, 2010.

Federated Equity Funds

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

Federated Securities Corp.

By: /s/ Thomas E. Territ

Name: Thomas E. Territ

Title: President

7/17/17 – Fund liquidated.

4/28/14 – Name changed to Federated Emerging Markets Equity Fund

Exhibit KKK

to the

Distributor’s Contract

FEDERATED EQUITY FUNDS

Federated Global Equity Fund

Class C Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated June 1, 1995, between Federated Equity Funds and Federated Securities Corp. with respect to the Class of Shares set forth above.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class (“Shares”). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed as the annual rate of .75 of 1% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated June 1, 1995 between Federated Equity Funds and Federated Securities Corp., Federated Equity Funds executes and delivers this Exhibit with respect to the Class C Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of September, 2010.

Federated Equity Funds

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

Federated Securities Corp.

By: /s/ Thomas E. Territ

Name: Thomas E. Territ

Title: President

7/17/17 – Fund liquidated.

4/28/14 – Name changed to Federated Emerging Markets Equity Fund

Exhibit LLL

to the

Distributor’s Contract

FEDERATED EQUITY FUNDS

Federated Global Equity Fund

Institutional Shares

In consideration of the mutual covenants set forth in the Distributor’s Contract dated June 1, 1995 between Federated Equity Funds and Federated Securities Corp., Federated Equity Funds executes and delivers this Exhibit with respect to the Institutional Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of September, 2010

Federated Equity Funds

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

Federated Securities Corp.

By: /s/ Thomas E. Territ

Name: Thomas E. Territ

Title: President

11/26/25- Name changes to Federated Hermes MDT Small Cap Value Fund.

6/29/20-Name changed to Federated Hermes Clover Small Value Fund.

Exhibit MMM

to the

Distributor’s Contract

FEDERATED EQUITY FUNDS

Federated Clover Small Value Fund

Class R Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated June 1, 1995, between Federated Equity Funds and Federated Securities Corp. with respect to the Class of Shares set forth above.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class (“Shares”). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed as the annual rate of .50 of 1% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated June 1, 1995 between Federated Equity Funds and Federated Securities Corp., Federated Equity Funds executes and delivers this Exhibit with respect to the Class R Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of September, 2010.

Federated Equity Funds

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

Federated Securities Corp.

By: /s/ Thomas E. Territ

Name: Thomas E. Territ

Title: President

9/1/16 – Class R Shares converted to Class R6 Shares

Exhibit NNN

to the

Distributor’s Contract

FEDERATED EQUITY FUNDS

Federated InterContinental Fund

Class R Shares

In consideration of the mutual covenants set forth in the Distributor’s Contract dated June 1, 1995 between Federated Equity Funds and Federated Securities Corp., Federated Equity Funds executes and delivers this Exhibit with respect to the Class R6 Shares of Federated InterContinental Fund thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of June, 2013

Federated Equity Funds

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

Federated Securities Corp.

By: /s/ Thomas E. Territ

Name: Thomas E. Territ

Title: President

Fund liquidated 2/24/17

Exhibit OOO

to the

Distributor’s Contract

FEDERATED EQUITY FUNDS

Federated Managed Risk Fund

Class A Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated June 1, 1995, between Federated Equity Funds and Federated Securities Corp. with respect to the Class of Shares set forth above.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class (“Shares”). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed as the annual rate of .05 of 1% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated June 1, 1995 between Federated Equity Funds and Federated Securities Corp., Federated Equity Funds executes and delivers this Exhibit with respect to the Class A Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of September, 2013.

Federated Equity Funds

By: /s/ J. Christopher Donahue
Name: J. Christopher Donahue
Title: President

Federated Securities Corp.

By: /s/ Thomas E. Territ
Name: Thomas E. Territ
Title: President

Fund liquidated 2/24/17

Exhibit PPP

to the

Distributor’s Contract

FEDERATED EQUITY FUNDS

Federated Managed Risk Fund

Institutional Shares

In consideration of the mutual covenants set forth in the Distributor’s Contract dated June 1, 1995 between Federated Equity Funds and Federated Securities Corp., Federated Equity Funds executes and delivers this Exhibit with respect to the Institutional Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of September, 2013.

Federated Equity Funds

By: /s/ J. Christopher Donahue
Name: J. Christopher Donahue
Title: President

Federated Securities Corp.

By: /s/ Thomas E. Territ
Name: Thomas E. Territ
Title: President

6/29/20 – Name changed to Federated Hermes Kaufmann Large Cap Fund

Exhibit QQQ

to the

Distributor’s Contract

FEDERATED EQUITY FUNDS

Federated Kaufmann Large Cap Fund

Class R6 Shares

In consideration of the mutual covenants set forth in the Distributor’s Contract dated June 1, 1995 between Federated Equity Funds and Federated Securities Corp., Federated Equity Funds executes and delivers this Exhibit with respect to the Class R6 Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of December, 2013.

Federated Equity Funds

By: /s/ J. Christopher Donahue
Name: J. Christopher Donahue
Title: President

Federated Securities Corp.

By: /s/ Thomas E. Territ
Name: Thomas E. Territ
Title: President

6/23/17 – Federated Managed Volatility Fund liquidated.

Exhibit RRR

to the

Distributor’s Contract

FEDERATED EQUITY FUNDS

Federated Managed Volatility Fund

Institutional Shares

In consideration of the mutual covenants set forth in the Distributor’s Contract dated June 1, 1995 between Federated Equity Funds and Federated Securities Corp., Federated Equity Funds executes and delivers this Exhibit with respect to the Institutional Shares of Federated Managed Volatility Fund thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of September, 2014.

Federated Equity Funds

By: /s/ J. Christopher Donahue
Name: J. Christopher Donahue
Title: President

Federated Securities Corp.

By: /s/ Thomas E. Territ
Name: Thomas E. Territ
Title: President

6/23/17 – Federated Managed Volatility Fund liquidated.

Exhibit SSS

to the

Distributor’s Contract

FEDERATED EQUITY FUNDS

Federated Managed Volatility Fund

Class A Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated June 1, 1995, between Federated Equity Funds and Federated Securities Corp. with respect to the Class A Shares of Federated Managed Volatility Fund set forth above.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class (“Shares”). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed as the annual rate of .05 of 1% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated June 1, 1995 between Federated Equity Funds and Federated Securities Corp., Federated Equity Funds executes and delivers this Exhibit with respect to the Class A Shares of Federated Managed Volatility Fund thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of September, 2014.

Federated Equity Funds

By: /s/ J. Christopher Donahue
Name: J. Christopher Donahue
Title: President

Federated Securities Corp.
By: /s/ Thomas E. Territ
Name: Thomas E. Territ
Title: President

6/23/17 – Federated Managed Volatility Fund liquidated.

Exhibit TTT

to the

Distributor’s Contract

FEDERATED EQUITY FUNDS

Federated Managed Volatility Fund

Class C Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated June 1, 1995, between Federated Equity Funds and Federated Securities Corp. with respect to the Class C Shares of Federated Managed Volatility Fund set forth above.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class (“Shares”). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed as the annual rate of .75 of 1% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated June 1, 1995 between Federated Equity Funds and Federated Securities Corp., Federated Equity Funds executes and delivers this Exhibit with respect to the Class C Shares of Federated Managed Volatility Fund thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of September, 2014.

Federated Equity Funds

By: /s/ J. Christopher Donahue
Name: J. Christopher Donahue
Title: President

Federated Securities Corp.

By: /s/ Thomas E. Territ
Name: Thomas E. Territ
Title: President

6/29/20-Name changed to Federated Hermes Kaufmann Small Cap Fund.

Exhibit UUU

to the

Distributor’s Contract

FEDERATED EQUITY FUNDS

Federated Kaufmann Small Cap Fund

Institutional Shares

In consideration of the mutual covenants set forth in the Distributor’s Contract dated June 1, 1995 between Federated Equity Funds and Federated Securities Corp., Federated Equity Funds executes and delivers this Exhibit with respect to the Institutional Shares of Federated Kaufmann Small Cap Fund thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of September, 2015.

Federated Equity Funds

By: /s/ J. Christopher Donahue
Name: J. Christopher Donahue
Title: President

Federated Securities Corp.

By: /s/ Thomas E. Territ
Name: Thomas E. Territ
Title: President

11/26/25- Name changes to Federated Hermes MDT Small Cap Value Fund.

6/29/20-Name changed to Federated Hermes Clover Small Value Fund.

Exhibit VVV

to the

Distributor’s Contract

FEDERATED EQUITY FUNDS

Federated Clover Small Value Fund

Class R6 Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated June 1, 1995, between Federated Equity Funds and Federated Securities Corp. (“FSC”) with respect to the Class R6 Shares of Federated Clover Small Value Fund set forth above.

1. FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2. FSC will enter into separate written agreements with such Financial Institutions to sell Shares as set forth in Paragraph 1 herein.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated June 1, 1995 between Federated Equity Funds and FSC, executes and delivers this Exhibit with respect to the Class R6 Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of March, 2016.

FEDERATED EQUITY FUNDS

By: _/s/J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Thomas E. Territ_____

Name: Thomas E. Territ

Title: President

6/29/20-Name changed to Federated Hermes Strategic Value Dividend Fund.

Exhibit WWW

to the

Distributor’s Contract

FEDERATED EQUITY FUNDS

Federated Strategic Value Dividend Fund

Class R6 Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated June 1, 1995, between Federated Equity Funds and Federated Securities Corp. (“FSC”) with respect to the Class R6 Shares of Federated Strategic Value Dividend Fund set forth above.

1. FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2. FSC will enter into separate written agreements with such Financial Institutions to sell Shares as set forth in Paragraph 1 herein.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated June 1, 1995 between Federated Equity Funds and FSC, executes and delivers this Exhibit with respect to the Class R6 Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of June, 2016.

FEDERATED EQUITY FUNDS

By: _/s/J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/Thomas E. Territ

Name: Thomas E. Territ

Title: President

6/29/20 –Name changed to Federated Hermes International Strategic Value Dividend Fund.

6/29/20- Name changed to Federated Hermes MDT Mid-Cap Growth Fund.

12/29/16-Federated Mid-Cap Growth Strategies Fund name changed to Federated MDT Mid-Cap Growth Fund

.

Exhibit XXX

to the

Distributor’s Contract

FEDERATED EQUITY FUNDS

~~Federated InterContinental Fund~~

Federated International Strategic Value Dividend Fund

Federated MDT-Mid Cap Growth Strategies Fund

Class R6 Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated June 1, 1995, between Federated Equity Funds and Federated Securities Corp. (“FSC”) with respect to the Class R6 Shares of the Federated InterContinental Fund, Federated International Strategic Value Dividend Fund and MDT Mid Cap Growth Strategies Fund.

1. FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2. FSC will enter into separate written agreements with such Financial Institutions to sell Shares as set forth in Paragraph 1 herein.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated June 1, 1995, between Federated Equity Funds and FSC, executes and delivers this Exhibit with respect to the Class R6 Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of September, 2016.

FEDERATED EQUITY FUNDS

By: _/s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Paul A. Uhlman

Name: Paul A. Uhlman

Title: President

6/29/20-Name changed to Federated Hermes Kaufmann Fund.

Exhibit YYY

to the

Distributor’s Contract

FEDERATED EQUITY FUNDS

Federated Kaufmann Fund

Institutional Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated June 1, 1995, between Federated Equity Funds and Federated Securities Corp. (“FSC”) with respect to the Institutional Shares of the Federated Kaufmann Fund.

1. FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2. FSC will enter into separate written agreements with such Financial Institutions to sell Shares as set forth in Paragraph 1 herein.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated June 1, 1995, between Federated Equity Funds and FSC, executes and delivers this Exhibit with respect to the Institutional Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of September, 2016.

Federated Equity Funds

By: /s/ J. Christopher Donahue
Name: J. Christopher Donahue
Title: President

Federated Securities Corp.

By: /s/ Paul A. Uhlman
Name: Paul A. Uhlman
Title: President

1/22/21 – Federated Hermes Global Strategic Value Dividend Fund liquidated.

6/29/20-Name changed to Federated Hermes Global Strategic Value Dividend Fund.

Exhibit ZZZ

to the

Distributor’s Contract

FEDERATED EQUITY FUNDS

Federated Global Strategic Value Dividend Fund

Class A Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated June 1, 1995, between Federated Equity Funds and Federated Securities Corp. with respect to the Class of Shares set forth above.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class (“Shares”). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed as the annual rate of .05 of 1% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures

In consideration of the mutual covenants set forth in the Distributor’s Contract dated June 1, 1995 between Federated Equity Funds and Federated Securities Corp., Federated Equity Funds executes and delivers this Exhibit with respect to the Class A Shares thereof, first set forth in this Exhibit.

(Signature page to follow)

Witness the due execution hereof this 1st day of December, 2016.

Federated Equity Funds

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

Federated Securities Corp.

By: /s/ Paul A. Ulhman

Name: Paul A. Uhlman

Title: President

1/22/21 – Federated Hermes Global Strategic Value Dividend Fund liquidated.

6/29/20-Name changed to Federated Hermes Global Strategic Value Dividend Fund.

Exhibit AAAA

to the

Distributor’s Contract

FEDERATED EQUITY FUNDS

Federated Global Strategic Value Dividend Fund

Class C Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated June 1, 1995, between Federated Equity Funds and Federated Securities Corp. with respect to the Class C Shares of Federated Global Strategic Value Dividend Fund set forth above.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class (“Shares”). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed as the annual rate of .75 of 1% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated June 1, 1995 between Federated Equity Funds and Federated Securities Corp., Federated Equity Funds executes and delivers this Exhibit with respect to the Class C Shares of Federated Global Strategic Value Dividend Fund thereof, first set forth in this Exhibit.

(Signature page to follow)

Witness the due execution hereof this 1st day of December, 2016.

Federated Equity Funds

By: /s/ J Christopher Donahue
Name: J. Christopher Donahue
Title: President

Federated Securities Corp.

By: /s/ Paul A. Uhlman
Name: Paul A. Uhlman
Title: President

1/22/21 – Federated Hermes Global Strategic Value Dividend Fund liquidated.

6/29/20-Name changed to Federated Hermes Global Strategic Value Dividend Fund.

EXHIBIT BBBB

to the

Distributor’s Contract

FEDERATED EQUITY FUNDS

Federated Global Strategic Value Dividend Fund

Institutional Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated June 1, 1995, between Federated Equity Funds and Federated Securities Corp. (“FSC”) with respect to the Institutional Shares of the Federated Global Strategic Value Dividend Fund.

1. FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2. FSC will enter into separate written agreements with such Financial Institutions to sell Shares as set forth in Paragraph 1 herein.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated June 1, 1995, between Federated Equity Funds and FSC, executes and delivers this Exhibit with respect to the Institutional Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of December, 2016.

Federated Equity Funds

By:/s/ J. Christopher Donahue_
Name: J. Christopher Donahue
Title: President

Federated Securities Corp.

By: /s/ Paul A. Uhlman_
Name: Paul A. Uhlman
Title: President

1/22/21 – Federated Hermes Global Strategic Value Dividend Fund liquidated.

6/29/20-Name changed to Federated Hermes Global Strategic Value Dividend Fund.

EXHIBIT CCCC

to the

Distributor’s Contract

FEDERATED EQUITY FUNDS

Federated Global Strategic Value Dividend Fund

Class R6 Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated June 1, 1995, between Federated Equity Funds and Federated Securities Corp. (“FSC”) with respect to the Class R6 Shares of the Federated Global Strategic Value Dividend Fund

1. FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2. FSC will enter into separate written agreements with such Financial Institutions to sell Shares as set forth in Paragraph 1 herein.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated June 1, 1995, between Federated Equity Funds and FSC, executes and delivers this Exhibit with respect to the Class R6 Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of December, 2016.

FEDERATED EQUITY FUNDS

By: /s/ J. Christopher Donahue_

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: Paul A. Uhlman

Name: Paul A. Uhlman

Title: President

11/26/25- Name changes to Federated Hermes MDT Small Cap Value Fund.

11/30/20 – T Shares were discontinued.

6/29/20 – Hermes was added to the name of each of these funds.

EXHIBIT DDDD

to the

Distributor’s Contract

FEDERATED EQUITY FUNDS

~~Federated Absolute Return Fund~~

~~Federated Clover Small Value Fund~~

~~Federated Clover Value Fund~~

~~Federated InterContinental Fund~~

Federated International Strategic Value Dividend Fund

Federated Kaufmann Fund

Federated Kaufmann Large Cap Fund

Federated Kaufmann Small Cap Fund

Federated MDT Mid-Cap Growth Fund

Federated Prudent Bear Fund

Federated Strategic Value Dividend Fund

Class T Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated June 1, 1995, between Federated Equity Funds (“The Trust”) and Federated Securities Corp. (“FSC”) with respect to the Class T Shares of the Federated Absolute Return Fund, Federated Clover Small Value Fund, Federated Clover Value Fund, Federated InterContinental Fund, Federated International Strategic Value Dividend Fund, Federated Kaufmann Fund, Federated Kaufmann Large Cap Fund, Federated Kaufmann Small Cap Fund, Federated MDT Mid-Cap Growth Fund, Federated Prudent Bear Fund, and the Federated Strategic Value Dividend Fund set forth in this Exhibit.

1. FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2. FSC will enter into separate written agreements with such Financial Institutions to sell Shares as set forth in Paragraph 1 herein.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated June 1, 1995, between the Trust and FSC, the Trust executes and delivers this Exhibit with respect to the Class T Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of March, 2017.

FEDERATED EQUITY FUNDS

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Paul A. Uhlman_______

Name: Paul A. Uhlman

Title: President

6/29/20 –Name changed to Federated Hermes Kaufmann Small Cap Fund.

Exhibit EEEE

to the

Distributor’s Contract

FEDERATED EQUITY FUNDS

Federated Kaufmann Small Cap Fund

Class R6 Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated June 1, 1995, between Federated Equity Funds and Federated Securities Corp. (“FSC”) with respect to the Class R6 Shares of the Federated Kaufmann Small Cap Fund.

1. FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2. FSC will enter into separate written agreements with such Financial Institutions to sell Shares as set forth in Paragraph 1 herein.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated June 1, 1995, between Federated Equity Funds and FSC, executes and delivers this Exhibit with respect to the Class R6 Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of September, 2017.

FEDERATED EQUITY FUNDS

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Paul A. Uhlman

Name: Paul A. Uhlman

Title: President

Amendment to

Distributor’s Contract

between

Federated Equity Funds

and

Federated Securities Corp.

This Amendment to the Distributor’s Contract (“Agreement”) dated June 1, 1995, between Federated Equity Funds (“Fund”) and Federated Securities Corp. (“Service Provider”) is made and entered into as of the 1st day of June, 2001.

WHEREAS, the Fund has entered into the Agreement with the Service Provider;

WHEREAS, the Securities and Exchange Commission has adopted Regulation S-P at 17 CFR Part 248 to protect the privacy of individuals who obtain a financial product or service for personal, family or household use;

WHEREAS, Regulation S-P permits financial institutions, such as the Fund, to disclose ”nonpublic personal information” (“NPI”) of its “customers” and “consumers” (as those terms are therein defined in Regulation S-P) to affiliated and nonaffiliated third parties of the Fund, without giving such customers and consumers the ability to opt out of such disclosure, for the limited purposes of processing and servicing transactions (17 CFR § 248.14) (“Section 248.14 NPI”); for specified law enforcement and miscellaneous purposes (17 CFR § 248.15) (“Section 248.15 NPI”) ; and to service providers or in connection with joint marketing arrangements (17 CFR § 248.13) (“Section 248.13 NPI”);

WHEREAS, Regulation S-P provides that the right of a customer and consumer to opt out of having his or her NPI disclosed pursuant to 17 CFR § 248.7 and 17 CFR § 248.10 does not apply when the NPI is disclosed to service providers or in connection with joint marketing arrangements, provided the Fund and third party enter into a contractual agreement that prohibits the third party from disclosing or using the information other than to carry out the purposes for which the Fund disclosed the information (17 CFR § 248.13);

NOW, THEREFORE, the parties intending to be legally bound agree as follows:

1.       The Fund and the Service Provider hereby acknowledge that the Fund may disclose shareholder NPI to the Service Provider as agent of the Fund and solely in furtherance of fulfilling the Service Provider’s contractual obligations under the Agreement in the ordinary course of business to support the Fund and its shareholders.

2.       The Service Provider hereby agrees to be bound to use and redisclose such NPI only for the limited purpose of fulfilling its duties and obligations under the Agreement, for law enforcement and miscellaneous purposes as permitted in 17 CFR §§ 248.15, or in connection with joint marketing arrangements that the Funds may establish with the Service Provider in accordance with the limited exception set forth in 17 CFR § 248.13.

3.       The Service Provider further represents and warrants that, in accordance with 17 CFR § 248.30, it has implemented, and will continue to carry out for the term of the Agreement, policies and procedures reasonably designed to:

•         insure the security and confidentiality of records and NPI of Fund customers,

•         protect against any anticipated threats or hazards to the security or integrity of Fund customer records and NPI, and

•         protect against unauthorized access to or use of such Fund customer records or NPI that could result in substantial harm or inconvenience to any Fund customer.

4.       The Service Provider may redisclose Section 248.13 NPI only to: (a) the Funds and affiliated persons of the Funds (“Fund Affiliates”); (b) affiliated persons of the Service Provider (“Service Provider Affiliates”) (which in turn may disclose or use the information only to the extent permitted under the original receipt); (c) a third party not affiliated with the Service Provider of the Funds (“Nonaffiliated Third Party”) under the service and processing (§248.14) or miscellaneous (§248.15) exceptions, but only in the ordinary course of business to carry out the activity covered by the exception under which the Service Provider received the information in the first instance; and (d) a Nonaffiliated Third Party under the service provider and joint marketing exception (§248.13), provided the Service Provider enters into a written contract with the Nonaffiliated Third Party that prohibits the Nonaffiliated Third Party from disclosing or using the information other than to carry out the purposes for which the Funds disclosed the information in the first instance.

5.       The Service Provider may redisclose Section 248.14 NPI and Section 248.15 NPI to: (a) the Funds and Fund Affiliates; (b) Service Provider Affiliates (which in turn may disclose the information to the same extent permitted under the original receipt); and (c) a Nonaffiliated Third Party to whom the Funds might lawfully have disclosed NPI directly.

6.       The Service Provider is obligated to maintain beyond the termination date of the Agreement the confidentiality of any NPI it receives from the Fund in connection with the Agreement or any joint marketing arrangement, and hereby agrees that this Amendment shall survive such termination.

WITNESS the due execution hereof this 1st day of June, 2001.

Federated Equity Funds

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

Federated Securities Corp.

By: /s/ David M. Taylor

Name: David M. Taylor

Title: Executive Vice President

Amendment to

Distributor’s Contracts

between

the Federated Funds

and

Federated Securities Corp.

This Amendment to the Distributor’s Contracts (each an “Agreement” and together, the “Agreements”) between the Federated Funds listed on Exhibit A, (each a “Fund” and collectively, the “Funds”) and Federated Securities Corp. (“Distributor”) is made and entered into as of the 1st day of October, 2003.

WHEREAS, each Fund has entered into an Agreement with the Distributor under and pursuant to which the Distributor is the principal underwriter of the shares of the Fund;

WHEREAS, the Securities and Exchange Commission and the United States Treasury Department (“Treasury Department”) have adopted a series of rules and regulations arising out of the USA PATRIOT Act (together with such rules and regulations, the “Applicable Law”), specifically requiring certain financial institutions, including the Funds and the Distributor, to establish a written anti-money laundering and customer identification program (“Program”);

WHEREAS, each of the Funds and the Distributor have established a Program and wish to amend the Agreements to reflect the existence of such Programs and confirm the allocation of responsibility for the performance of certain required functions;

NOW, THEREFORE, the parties intending to be legally bound agree and amend each Agreement as follows:

1.       The Funds and the Distributor each represent, warrant and certify that they have established, and covenant that at all times during the existence of each respective Agreement they will maintain, a Program in compliance with Applicable Law.

2.       The Funds each represent and warrant that the Funds have entered into an amendment to the agreement with the transfer agent of the Funds, pursuant to which the transfer agent has agreed to perform all activities, including the establishment and verification of customer identities as required by Applicable Law or its Program, with respect to all customers on whose behalf Distributor maintains an account with the Funds.

3.       Distributor covenants that it will enter into appropriate amendments to selling or other agreements with financial institutions that establish and maintain accounts with the Funds on behalf of their customers, pursuant to which such financial institutions covenant to establish and maintain a Program with respect to those customers in accordance with Applicable Law.

In all other respects, each Agreement first referenced above shall remain in full force and effect.

WITNESS the due execution hereof as of the 1st day of October, 2003.

FUNDS

By: /s/ John W. McGonigle

Name: John W. McGonigle

Title: Executive Vice President

federated Securities Corp.

By: /s/ James F. Getz

Name: James F. Getz

Title: President - Broker/Dealer

Contract Date

Cash Trust Series, Inc.	March 1, 1993
Cash Trust Series II	January 25, 1991
Edward Jones Money Market Fund	April 1, 2001
Edward Jones Tax-Free Money Market Fund	March 1, 2001
Federated Adjustable Rate Securities Fund	April 24, 1992
Federated American Leaders Fund, Inc.	March 1, 1993
Federated Equity Funds	June 1, 1995
Federated Equity Income Fund, Inc.	March 1, 1993
Federated Fixed Income Securities Fund, Inc.	December 24, 1991
Federated GNMA Trust	May 29, 1992
Federated Government Income Securities, Inc.	July 17, 1996
Federated High Income Bond Fund, Inc.	March 1, 1993
Federated High Yield Trust	August 1, 1989
Federated Income Securities Trust	December 31, 1991
Federated Income Trust	June 1, 1992
Federated Index Trust	September 3, 1991
Federated Institutional Trust	September 1, 1994
Federated Insurance Series	December 1, 1993
Federated International Series, Inc.	February 11, 1991
Federated Investment Series Funds, Inc.	June 22, 1992
Federated Limited Duration Government Fund, Inc.	July 22, 1991
Federated Managed Allocation Portfolios	December 1, 1993
Federated Municipal Opportunities Fund, Inc.	July 17, 1996
Federated Municipal Securities Fund, Inc.	March 1, 1993
Federated Municipal Securities Income Trust	September 9, 1991
Federated Short-Term Municipal Trust	June 1, 1993
Federated Stock and Bond Fund, Inc.	March 1, 1993
Federated Stock Trust	August 1, 1989
Federated Total Return Government Bond Fund	September 1, 1995
Federated Total Return Series, Inc.	December 1, 1993
Federated U.S. Government Bond Fund	August 1, 1989
Federated U.S. Government Securities Fund: 1-3 Years	May 29, 1992
Federated U.S. Government Securities Fund: 2-5 Years	May 29, 1992
Federated World Investment Series, Inc.	March 1, 1994
Intermediate Municipal Trust	June 1, 1993
Money Market Obligations Trust	March 1, 1994